Exhibit 10(e)


                        FOURTH AMENDMENT TO EMPLOYEES'
                            STOCK OWNERSHIP PLAN OF
                            RURBAN FINANCIAL CORP.
                         DATED JUNE 10, 1995 AND MADE
                             TO BE EFFECTIVE AS OF
                                JANUARY 1, 1995


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                             FOURTH AMENDMENT TO
                      EMPLOYEES' STOCK OWNERSHIP PLAN OF
                            RURBAN FINANCIAL CORP.


This FOURTH AMENDMENT, made and executed at Defiance, Ohio on the 10th day of June, 1995, but to be effective as of January 1, 1995 by RURBAN FINANCIAL CORP., a corporation organized and existing under the laws of the State of Ohio (hereinafter referred to as "Employer").


                                 WITNESSETH:


WHEREAS, the Employer established the "Employees' Stock Ownership Plan of Rurban Financial Corp." (hereinafter referred to as the "Plan") which became effective January 1, 1985; and

WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1987, to comply with the provisions of the Tax Reform Act of 1986 and other legislation and regulations; and

WHEREAS, it is now desired to amend said Plan in certain respects.

NOW, THEREFORE, the Plan shall be amended as follows:

1.    Section 6.02(c) shall be amended in its entirety as follows:

      "(c)  In the  event  that  a  distribution  specified  under
            Section 6.02(a) is made before the end of the Plan Year, the greater of the most recent valuation or the market price of the established buyers will be used for determining the cash out value of shares of Employer stock. For purposes of this Article VI, established buyer means the market makers. (McDonald
            &  Company,  Kemper  Securities,  Inc.  and  The  Ohio
            Company)"

2.    Section 6.03(b) shall be amended by the addition of the following:

            "Distributions elected in cash shall be based on the greater of the fair market value established by the independent appraiser or the purchase price of the established buyer."

All other provisions of said Plan shall remain in full force and effect.



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IN WITNESS WHEREOF, the Employer has executed this Fourth Amendment on the day and year first above written.

                                    RURBAN FINANCIAL CORP.



 /s/ Leona M. Bailey                      By:  /s/ Thomas C. Williams
 ---------------------------                   ---------------------------------
 Witness                                       President